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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 18, 1998
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                              THE QUARTZ GROUP, INC.
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               (Exact name of registrant as specified in its charter)


         Colorado                      33-31068                  84-1067075
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation                   File No.)             Identification No.)


245 Fischer Ave., Suite A-1, Costa Mesa, California                92626
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (714) 854-0860


Former Name: BROWN DISC PRODUCTS COMPANY, INC.
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(Former name or former address, if changed since last report)


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                           THE QUARTZ GROUP, INC.
             (formerly named Brown Disc Products Company, Inc.)


ITEM 5.    OTHER EVENTS

    BREACH OF SUBSCRIPTION AGREEMENTS

    During the period from September 19, 1997 through September 30, 1997, The Quartz Group, Inc. (the "Company") issued subscription documents in three related private placement offerings for total consideration of $900,000, for the following securities: (i) a limited recourse, non-interest bearing promissory note of $750,000 (the "Limited Recourse Note"), (ii) 9,000,000 shares of the Company's common stock and (iii) common stock purchase warrants exercisable at $0.25 per share expiring on September 30, 2002 to purchase an additional 6,500,000 shares of the Company's common stock.

    The subscribed securities ("Subscribed Securities) were sold in three related offerings, as follows:

(A) For the purchase price of $50,000 to be paid by two investors, Donna Kull and a corporate entity named Yes Corp., on September 19, 1997 the Company sold a total of 1,000,000 shares of common stock.

(B) For the purchase price of $750,000 to be paid by one investor, John Kull, on September 23, 1997 the Company sold (i) the $750,000 principal amount Limited Recourse Note, (ii) 7,000,000 shares of common stock and (iii) Class E common stock purchase warrants to purchase an additional 6,000,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002 (the "Class E Warrants").

(C) For the purchase price of $100,000 to be paid by Christina G. Etchison and Donald P. Etchison, on September 30, 1997 the Company sold subscriptions (i) 1,000,000 shares of common stock and (ii) Class F common stock purchase warrants to purchase an additional 500,000 shares of common stock exercisable at $0.25 per share expiring on September 30, 2002 (the "Class F Warrants").

    Of the Subscribed Securities, only $100,000 has been paid by Christina G. Etchison. Despite repeated demands, and after repeated assurances by John Kull and Donna Kull and Yes Corp., the remaining subscriptions have not been paid. On January 26, 1998, a check in the amount of $250,000 was tendered by John Kull towards the Subscribed Securities. This check was returned for non-sufficient funds. Based on this, the Company has concluded that the remaining $800,000 of Subscribed Securities will not be paid.

    The private placement of the Subscribed Securities was reported as a change in control of registrant on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on September 30, 1997.


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     Based on this conclusion, the following table has been amended from the table as shown on the Company's September 30, 1997 Form 8-K to reflect the reduction of outstanding securities as described herein:

                                        Number of Shares or Warrants Outstanding
                                     ----------------------------------------------
                                     Outstanding       Changes       Outstanding
                                           at          During              at
Class or Series                      March 31, 1997    the Period    Sept. 30, 1997
--------------------------------     --------------    ----------    --------------
Series A Redeemable Preferred
   stock, no par value,
   liquidation preference
   $11.00 per share                       12,613              -0-            12,613

10% Series B Convertible
   Preferred stock, no par
   value, liquidation
   preference $5.00 per
   share                                   6,000           (4,000)            2,000

Common stock, no par value             5,729,837        2,349,963         8,079,800

Common Stock Purchase Warrants:
   Class A warrants                    2,000,000       (2,000,000)              -0-
   Class B warrants                    1,000,000       (1,000,000)              -0-
   Class C warrants                      112,350              -0-           112,350
   Class D warrants                      410,000              -0-           410,000
   Class E warrants                          -0-              -0-               -0-
   Class F warrants                          -0-          500,000           500,000


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 1998


THE QUARTZ GROUP, INC.
    (Registrant)

By: /s/ David J. Lopes
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    David J. Lopes, President, Chief Executive Officer,
            Chief Financial Officer and Chief Accounting Officer